Supplement Dated January 22, 2019
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

VULONE, VULONE 2005, VULONE 2007, VULONE 2012
VULONE 2014, AssetEdge® VUL, AssetEdge® VUL 2015
VULCV-IV, VULDB-IV

Lincoln Life Flexible Premium Variable Life Account R

SVUL-IV, SVULONE, SVULONE 2007
SVULONE 2013, SVULONE 2016, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Corporate Commitment VUL, Corporate Variable 5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

VULONE 2010, AssetEdge® VUL, AssetEdge® VUL 2015

LLANY Separate Account R for Flexible Premium Variable Life Insurance

SVUL-IV, SVULONE 2007, PreservationEdge® SVUL

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Corporate Commitment VUL, Corporate Variable 5

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The name of the following fund will be changed effective February 11, 2019. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

LVIP Clarion Global Real Estate Fund	LVIP BlackRock Global Real Estate Fund

Please retain this Supplement for future reference.